EXHIBIT 99.2



     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
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
------------------------------------------------------------------------------------------------
                              Swap Schedule and Strike Rates
------------------------------------------------------------------------------------------------

  Period     Notaional Schedule ($)   Strike (%)    Period     Notaional Schedule ($)   Strike (%)
------------------------------------------------   ---------------------------------------------
     1                1,614,480,000       4.830%      31                  691,760,261     4.830%
     2                1,599,776,156       4.830%      32                  669,165,441     4.830%
     3                1,583,073,229       4.830%      33                  647,458,673     4.830%
     4                1,564,391,522       4.830%      34                  626,609,872     4.830%
     5                1,543,758,973       4.830%      35                  606,590,038     4.830%
     6                1,521,211,186       4.830%      36                  587,371,213     4.830%
     7                1,496,786,947       4.830%      37                  559,270,442     4.830%
     8                1,471,176,785       4.830%      38                  532,920,328     4.830%
     9                1,443,806,571       4.830%      39                  508,098,435     4.830%
    10                1,414,742,076       4.830%      40                  484,719,244     4.830%
    11                1,384,056,204       4.830%      41                  462,702,367     4.830%
    12                1,352,004,007       4.830%      42                  441,972,238     4.830%
    13                1,319,742,033       4.830%      43                  427,783,040     4.830%
    14                1,286,002,558       4.830%      44                  414,188,809     4.830%
    15                1,250,885,801       4.830%      45                  401,169,774     4.830%
    16                1,214,658,101       4.830%      46                  388,706,870     4.830%
    17                1,177,442,154       4.830%      47                  376,781,717     4.830%
    18                1,139,347,352       4.830%      48                  365,376,595     4.830%
    19                1,100,495,028       4.830%      49                  354,231,076     4.830%
    20                1,063,058,054       4.830%      50                  343,036,889     4.830%
    21                1,026,987,615       4.830%      51                  332,297,246     4.830%
    22                  992,236,627       4.830%      52                  321,997,526     4.830%
    23                  958,759,674       4.830%      53                  312,123,601     4.830%
    24                  926,512,947       4.830%      54                  302,661,823     4.830%
    25                  885,829,203       4.830%      55                  293,457,133     4.830%
    26                  848,035,421       4.830%      56                  284,608,169     4.830%
    27                  812,181,725       4.830%      57                  276,080,184     4.830%
    28                  778,166,552       4.830%      58                  267,862,625     4.830%
    29                  745,894,171       4.830%      59                  259,945,227     4.830%
    30                  715,274,335       4.830%      60                  252,318,069     4.830%
------------------------------------------------   ---------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.